Exhibit 32

                           SECTION 1350 CERTIFICATION


         In connection with the Annual Report of Ohio Valley Banc Corp. (the "Corporation") on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Jeffrey E. Smith, President and Chief Executive Officer of the Corporation, and Larry E. Miller, II, Senior Vice President and Treasurer (Chief Financial Officer) of the Corporation, each certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         (1)      The Report fully complies  with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


* /s/ Jeffrey E. Smith                               * /s/ Larry E. Miller, II
----------------------                               -------------------------
Jeffrey E. Smith,                                     Larry E. Miller, II
President and Chief Executive Officer                 Senior  Vice President and
                                                      Treasurer (Chief Financial
                                                      Officer)

Dated:  March 15, 2004                                Dated:  March 15, 2004





* This certification is being furnished as required by Rule 13a - 14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.